ASM ACQUISITION COMPANY LIMITED
(the "Company")

SHARE AND WARRANT TRANSFER CERTIFICATE

We, ASM SPAC(1) Limited (the "**Transferor**"), for good and valuable consideration received in the amount of US$312.50 by us from Richard A. Gadbois, III (the "**Transferee**"), do hereby:

1. transfer to the Transferee 53,906 ordinary shares (the "**Shares**") standing in our name in the register of members of the Company to hold unto the Transferee, its executors, administrators and assigns, subject to the several conditions on which we held the same at the time of execution of this Share and Warrant Transfer Certificate; and

2. consent that our name remains on the register of members of the Company until such time as the Company enters the Transferee's name in the register of members of the Company.

3. transfer to the Transferee of 53,906 warrants (the "**Warrants**"), subject to the several conditions on which we held the same at the time of execution of this Share and Warrant Transfer Certificate.

And I, the Transferee, do hereby agree to take the Shares and Warrants subject to the same conditions.

As Witness Our Hands

Signed by the Transferor on 20 FEB 2008
in the presence of:

Angela Tsang

Witness

For and on behalf of
ASM Advisors Limited

Authorised Signature(s)

Transferor

Signed by the Transferee on 20 FEB 2008
in the presence of:

Lisa M. Capps

Witness

Transferee